Exhibit 10.23(c)

AMENDMENT NO. 4 TO CREDIT AGREEMENT AND CONSENT

This Amendment No. 4 to Credit Agreement and Consent (this “Amendment”), dated as of March 24, 2008, amends that certain Credit Agreement, dated as of September 19, 2005 (as amended, the “Agreement”), among the financial institutions from time to time parties thereto (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), Bank of America, N.A., with an office at 55 South Lake Avenue, Suite 900, Pasadena, California 91101, as administrative agent for the Lenders (in its capacity as agent, the “Agent”), Spansion LLC, a Delaware limited liability company (“Borrower”), and Spansion Inc., a Delaware corporation (“Parent”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

R E C I T A L S

WHEREAS, Borrower, the Lenders and the Agent have entered into the Agreement;

WHEREAS, Borrower desires to amend the Agreement and has requested the Agent’s and the Required Lender’s consent for Parent to guaranty the lease obligations of Borrower arising under that certain Master Rental Agreement dated March 19, 2008 with MacQuarie Electronics USA Inc., in connection with Borrower’s the lease of one ASML Twinscan XT: 1900Gi (the “Scanner”) and all related attachments, accessories and peripherals (the “Parent Guaranty”); and

WHEREAS, the Agent and the Required Lenders are willing to do so, subject to the terms and conditions stated herein.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Agent, the Required Lenders, and the Borrower hereby agree as follows.

A G R E E M E N T

Section 1. Amendment. Section 7.13 (Debt) of the Agreement is hereby amended to replace clause (c) thereof with the following:

“(c) Capital Leases of Equipment and secured Debt incurred to purchase or finance Equipment; provided, that, (i) any such Debt is not in excess of the fair market value (evidenced by an officer’s certificate delivered to Agent) of the Equipment being leased or financed; (ii) the aggregate amount of all such Equipment Debt does not exceed 15% of Total Assets; and (iii) Liens securing the same attach only to the Equipment being leased or financed;”

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Section 2. Consent.

A. Pursuant to Section 7.12 (Guaranties) of the Agreement, neither Parent, nor the Borrower, nor any of their Subsidiaries shall make, issue, or become liable on any Guaranty, except (i) the Guaranties of the Obligations by Parent and the Borrower’s domestic Subsidiaries in favor of the Agent, (ii) the Guaranties of the Debt evidenced by the High Yield Notes by Parent and Parent’s and the Borrower’s domestic Subsidiaries in favor of the Trustee for the benefit of the noteholders thereof, and (iii) the Guaranties of the Senior Secured Notes by Parent and Parent’s and the Borrower’s domestic Subsidiaries in favor of the Trustee (2007) for the noteholders thereof.

B. Notwithstanding any of the terms of the Agreement to the contrary, including, without limitation, Section 7.12 (Guaranties) of the Agreement, the Agent and the Required Lenders hereby consent to the Parent Guaranty, subject to satisfaction of the conditions set forth in Section 3 of this Agreement. This consent shall be effective only in this specific instance and for the specific purpose for which it is given, and shall not entitle Borrower to any other or further consent in any similar or other circumstances.

C. The consent set forth herein is limited precisely as written and shall not be deemed to (i) be a waiver or modification of any other term or condition of the Agreement or any other Loan Document, or (ii) prejudice any right or remedy which the Agent or the Lenders may now have or may have in the future (except to the extent such right or remedy is based upon the consent set forth herein) under or in connection with the Agreement or any Loan Document.

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

A. Amendment. A fully executed copy of this Amendment signed by the Borrower and the Required Lenders, and acknowledged by the Guarantor, shall be delivered to the Agent.

B. Officer’s Certificate. The Agent shall have received a copy of the fully executed Officer’s Certificate attesting that the Debt owing with respect to the Capital Leases of (i) the Scanner, and (ii) two ASML I-Line Steppers PAS 5500/200 and one ASML 24mm Scanner PAS 5500/500, respectively, does not exceed the fair market value of such items of Equipment, which shall be in form and substance reasonably satisfactory to the Agent and the Required Lenders.

C. Other Documents. The Borrower shall have executed and delivered to the Agent such other documents and instruments as the Agent may reasonably require in furtherance of this Amendment.

Section 4. Miscellaneous.

A. Survival of Representations and Warranties. All representations and warranties made in the Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or the Lenders or any closing shall affect the representations and warranties or the right of the Agent or the Lenders to rely thereon.

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B. Reference to Agreement. The Agreement and each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference therein to the Agreement shall mean a reference to the Agreement as amended hereby.

C. Agreement Remains in Effect. The Agreement and the other Loan Documents, as amended hereby, remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of the effective date of this Amendment.

D. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

E. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF CALIFORNIA.

F. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders, and the Borrower and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

G. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

H. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

I. NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT AMONG THE AGENT, THE LENDERS, AND THE BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE AGENT, THE LENDERS, AND THE BORROWER.

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IN WITNESS WHEREOF, the parties have executed this Amendment on the date first above written.

“BORROWER”

SPANSION LLC,
a Delaware limited liability company

By:	/s/ Dario Sacomani
Name:	Dario Sacomani
Title:	Chief Financial Officer

Amendment No. 4 to Credit Agreement and Consent

“PARENT”

SPANSION INC.,
a Delaware corporation

By:	/s/ Dario Sacomani
Name:	Dario Sacomani
Title:	Chief Financial Officer

Amendment No. 4 to Credit Agreement and Consent

“AGENT”

BANK OF AMERICA, N.A.,
as the Agent

By:	/s/ Steven W. Sharp
Name:	Steven W. Sharp
Title:	Vice President

Amendment No. 4 to Credit Agreement and Consent

“LENDERS”

BANK OF AMERICA, N.A.,

By:	/s/ Steven W. Sharp
Name:	Steven W. Sharp
Title:	Vice President

Amendment No. 4 to Credit Agreement and Consent

GE CAPITAL CORPORATION

By:	/s/ Dwayne Coker
Name:	Dwayne Coker
Title:	Duly Authorized Signatory

Amendment No. 4 to Credit Agreement and Consent

MERRILL LYNCH CAPITAL, a division
of Merrill Lynch Business Financial Services Inc.

By:	/s/ Dwayne Coker
Name:	Dwayne Coker
Title:	Duly Authorized Signatory

Amendment No. 4 to Credit Agreement and Consent

WELLS FARGO FOOTHILL, INC.

By:	/s/ Jennifer Fong
Name:	Jennifer Fong
Title:	AVP

Amendment No. 4 to Credit Agreement and Consent

Each of the undersigned parties (each, a “Guarantor”), (i) consents to and approves the execution and delivery of this Amendment by the parties hereto, (ii) agrees that this Amendment does not and shall not limit or diminish in any manner the obligations of the Guarantor pursuant to the guarantee delivered in connection with the Agreement (the “Guarantee”) by the undersigned and that such obligations would not be limited or diminished in any manner even if Guarantor had not reaffirmed this Amendment, (iii) agrees that this Amendment shall not be construed as requiring the consent of the Guarantor in any other circumstance, (iv) reaffirms each of its obligations under the Guarantee, and (v) agrees that the Guarantee remain in full force and effect and is hereby ratified and confirmed.

“GUARANTORS”

SPANSION INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Dario Sacomani
Name:	Dario Sacomani
Title:	Chief Financial Officer

Amendment No. 4 to Credit Agreement and Consent

SPANSION INC.,
a Delaware corporation

By:	/s/ Dario Sacomani
Name:	Dario Sacomani
Title:	Chief Financial Officer

Amendment No. 4 to Credit Agreement and Consent

CERIUM LABORATORIES LLC,
a Delaware limited liability company

By:	/s/ Dario Sacomani
Name:	Dario Sacomani
Title:	Chief Financial Officer

Amendment No. 4 to Credit Agreement and Consent

SPANSION TECHNOLOGY, INC.,
a Delaware corporation

By:	/s/ Dario Sacomani
Name:	Dario Sacomani
Title:	Chief Financial Officer

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Amendment No. 4 to Credit Agreement and Consent